Exhibit 99.1

ChannelAdvisor Reports Record Fourth Quarter and Full Year 2020 Results; Revenue and Adjusted EBITDA Significantly Exceed Guidance

Research Triangle Park, NC - February 11, 2021 - ChannelAdvisor Corporation (NYSE: ECOM), a leading provider of cloud-based e-commerce solutions that enable brands and retailers to increase global sales, today reported financial results for the fourth quarter and full year ended December 31, 2020.

Fourth Quarter 2020 Highlights
GAAP
•Total revenue increased 16% year-over-year to a record $40.3 million
•Brands revenue increased 27% year-over-year and reached 35% of total revenue, a new high
•Subscription revenue growth accelerated to 8% year-over-year
•GAAP net income was $6.1 million, or $0.20 per diluted share based on 30.6 million diluted weighted average shares outstanding
Non-GAAP
•Adjusted EBITDA increased 15% year-over-year to $10.8 million
•Adjusted EBITDA margin was 27%, similar to the prior year period
Full Year 2020 Highlights
GAAP
•Total revenue increased 12% to a record $145.1 million
•Brands revenue increased 25% year-over-year and reached 33% of total revenue, a new fiscal year high
•GAAP net income was $18.8 million, or $0.63 per diluted share based on 30.0 million diluted weighted average shares outstanding, up from $3.5 million and $0.12 per diluted share in 2019
•Cash and cash equivalents were $71.5 million at year end, an increase of $19.8 million for the year, including the use of cash for the acquisition of BlueBoard in July 2020
•Operating cash flow of $34.3 million, compared to $13.0 million for the prior year
Non-GAAP
•Adjusted EBITDA increased 80% to $36.3 million
•Adjusted EBITDA margin of 25% was up 9 points year-over-year
•Free cash flow was $29.6 million, or $0.98 per diluted share based on 30.0 million diluted weighted average shares outstanding, more than triple the prior year free cash flow of $9.3 million
“Q4 marked a tremendous finish to a stellar year for ChannelAdvisor, with record revenue and strong adjusted EBITDA, both of which significantly exceeded our guidance for the quarter,” said David Spitz, ChannelAdvisor’s chief executive officer. “Continued solid execution and record e-commerce volumes drove success for our customers and rapid growth from brands during the quarter, with brands revenue for the quarter up 27% year over year. Another quarter of robust performance in sales, especially with brands, combined with outstanding revenue retention, drove the second consecutive quarter of acceleration in subscription revenue growth. Our strategy of empowering brands' digital transformation is paying off in a big way and we’re optimistic about our growth prospects going forward.”

Exhibit 99.1
Recent Business Highlights

We believe the following highlights are additional indicators of our position as a leading digital distribution platform for brands:

•Expanded product offering: To help brands amplify their brand presence and drive effective advertising with Amazon, ChannelAdvisor recently launched Managed Services for Amazon’s demand-side platform. ChannelAdvisor also launched new enhancements to the Channel Health Console to provide brands with a simplified dashboard to monitor the health and performance of their fulfillment channels closely.

•Additional market access: ChannelAdvisor is helping brands reach more consumers by continuing to expand its industry-leading Marketplaces platform with the addition of Amazon Sweden, Back Market (AT, BE, NL, FI and PL), Darty (FR), Paysfer (US), and Spartoo (FR). The company also added first-party dropship integrations with Fantastic Furniture and expanded its existing support for Macy’s and Walgreens.

•Industry leadership: Named the #1 channel management vendor for the ninth consecutive year, the #3 search engine marketing vendor, and a leading provider of online advertising services in Digital Commerce 360’s 2021 Leading Vendors to the Top 1000 retailers.

•New customers: ChannelAdvisor recently added notable new Brands Analytics customers including Chanel and Gibson Guitars. Existing customers including Xerox and Tetra, a division of Spectrum Brands, expanded their relationships with the addition of the Brands Analytics functionality. Additional notable new customers include TCL Electronics, Mabe CA, and Fisher & Paykel Appliances, a division of Haier. ChannelAdvisor also expanded its relationship with customers such as Calzedonia and Defacto, and strategic partner XPO Logistics.
Financial Outlook
Based on the information available as of today, ChannelAdvisor is issuing guidance for its first quarter 2021.

(in millions, except percentages)	Q1 2021
Revenue	$37.3 - $37.7
Adjusted EBITDA	$6.9 - $7.3
As a Percentage of Revenue (at the midpoints for Q1)	19%
Stock-based Compensation Expense	$2.9 - $3.3
Weighted Average Shares Outstanding	29.2
Refer to the "Adjusted EBITDA Guidance Reconciliation" table included with the financial tables at the end of this release for the reconciliation to the most comparable GAAP financial measure.
Conference Call Information

What:	ChannelAdvisor Fourth Quarter and Full Year 2020 Financial Results Conference Call
When:	Thursday, February 11, 2021
Time:	8:00 a.m. ET
Live Call:	(855) 638-4821, Passcode 6076252, Toll free
(704) 288-0612, Passcode 6076252, Toll
Webcast:	http://ir.channeladvisor.com (live and replay)

Exhibit 99.1
Non-GAAP Financial Measures
This press release contains the following non-GAAP financial measures: adjusted EBITDA and adjusted EBITDA margin, free cash flow and free cash flow per diluted share, non-GAAP gross profit and non-GAAP gross margin. Adjusted EBITDA and adjusted EBITDA margin exclude depreciation, amortization, income tax expense, net interest expense, stock-based compensation expense, for 2019 only, non-recurring severance and related costs, and for 2020 only, transaction costs associated with our July 2020 acquisition of BlueBoard. Free cash flow is cash flow from operations, reduced by purchases of property and equipment and payment of capitalized software development costs. Non-GAAP gross profit and non-GAAP gross margin exclude stock-based compensation expense and for 2019 only, non-recurring severance and related costs.

ChannelAdvisor believes that these non-GAAP measures of financial results provide useful information to management and investors relating to ChannelAdvisor’s financial condition and results of operations. The company’s management uses these non-GAAP measures to compare the company’s performance to that of prior periods for trend analyses, and for budgeting and planning purposes. The company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making.

Management of the company does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses that are required by GAAP to be recorded in the company’s financial statements. In order to compensate for these limitations, management presents non-GAAP financial measures together with GAAP results. Non-GAAP measures should be considered in addition to results and guidance prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. ChannelAdvisor urges investors to review the reconciliation and not to rely on any single financial measure to evaluate the company’s business. In addition, other companies, including companies in our industry, may calculate similarly named non-GAAP measures differently than we do, which limits their usefulness in comparing our financial results with theirs.
About ChannelAdvisor
ChannelAdvisor (NYSE: ECOM) is a leading e-commerce cloud platform whose mission is to connect and optimize the world’s commerce. For nearly two decades, ChannelAdvisor has helped brands and retailers worldwide improve their online performance by expanding sales channels, connecting with consumers around the world, optimizing their operations for peak performance and providing actionable analytics to improve competitiveness. Thousands of customers depend on ChannelAdvisor to securely power their sales and optimize fulfillment on channels such as Amazon, eBay, Facebook, Google, Walmart, and hundreds more. For more information, visit www.channeladvisor.com.
Cautionary Language Concerning Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our financial outlook and guidance for the first quarter and full year 2021 and expectations regarding our growth and that of the e-commerce industry. These forward-looking statements are made as of the date of this release and are based on current expectations, estimates, forecasts, and projections, as well as the current beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that

Exhibit 99.1
are beyond ChannelAdvisor’s control. ChannelAdvisor’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in ChannelAdvisor’s Annual Report on Form 10-K for the year ended December 31, 2020, as well as other documents that may be filed by the company from time to time with the Securities and Exchange Commission. These documents are available on the ‘SEC Filings’ section of the Investor Relations page of our website at http://ir.channeladvisor.com. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the impact of the COVID-19 pandemic on global economic conditions and on our revenues and financial performance; our reliance for a significant portion of our revenue on sales by our customers on the Amazon and eBay marketplaces and through advertisements on Google; our ability to respond to rapid changes in channel technologies or requirements; our ability to compete successfully against current and future competitors, which could include the channels themselves; our reliance in part on a pricing model under which a portion of the subscription fees we receive from customers is variable, based upon the amount of transaction volume that those customers process through our platform; our reliance on non-redundant data centers and cloud computing providers to deliver our SaaS solutions; the potential that the e-commerce market does not grow, or grows more slowly than we expect, particularly on the channels that our solutions support; challenges and risks associated with our international operations; our ability to align our expenses with revenue; and risks related to security or privacy breaches. The forward-looking statements included in this press release represent ChannelAdvisor’s views as of the date of this press release. ChannelAdvisor undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, these forward-looking statements should not be relied upon as representing ChannelAdvisor’s views as of any date subsequent to the date of this press release.
###

Investor Contact:
Raiford Garrabrant
ChannelAdvisor Corporation
raiford.garrabrant@channeladvisor.com
919-228-4817

Media Contact:
Tamara Gibbs
ChannelAdvisor Corporation
tamara.gibbs@channeladvisor.com
919-249-9798

ChannelAdvisor Corporation and Subsidiaries
Consolidated Balance Sheets
(in thousands, except share and per share data)

	December 31,
	2020	2019
Assets	(unaudited)
Current assets:
Cash and cash equivalents	$71,545	$51,785
Accounts receivable, net of allowance of $417 and $733 as of December 31, 2020 and 2019, respectively	24,705	22,126
Prepaid expenses and other current assets	13,874	10,452
Total current assets	110,124	84,363
Operating lease right of use assets	8,141	11,128
Property and equipment, net	8,707	9,597
Goodwill	30,990	23,486
Intangible assets, net	4,155	1,285
Deferred contract costs, net of current portion	14,040	12,810
Long-term deferred tax assets, net	3,551	3,584
Other assets	953	614
Total assets	$180,661	$146,867
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$158	$409
Accrued expenses	14,008	8,577
Deferred revenue	22,819	21,000
Other current liabilities	6,029	6,431
Total current liabilities	43,014	36,417
Long-term operating leases, net of current portion	5,394	9,767
Long-term finance leases, net of current portion	8	27
Other long-term liabilities	2,154	1,007
Total liabilities	50,570	47,218
Commitments and contingencies
Stockholders' equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized, no shares issued and outstanding as of December 31, 2020 and 2019, respectively	—	—
Common stock, $0.001 par value, 100,000,000 shares authorized, 29,020,424 and 28,077,469 shares issued and outstanding as of December 31, 2020 and 2019, respectively	29	28
Additional paid-in capital	288,842	278,111
Accumulated other comprehensive loss	(1,095)	(1,740)
Accumulated deficit	(157,685)	(176,750)
Total stockholders' equity	130,091	99,649
Total liabilities and stockholders' equity	$180,661	$146,867

ChannelAdvisor Corporation and Subsidiaries
Consolidated Statements of Operations
(in thousands, except share and per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
	(unaudited)	(unaudited)	(unaudited)
Revenue	$40,312	$34,775	$145,072	$129,959
Cost of revenue (1) (2)	8,547	7,132	30,354	29,008
Gross profit	31,765	27,643	114,718	100,951
Operating expenses (1) (2):
Sales and marketing	14,469	12,005	52,905	52,813
Research and development	4,837	4,039	18,990	19,200
General and administrative	5,997	5,864	23,739	25,136
Total operating expenses	25,303	21,908	95,634	97,149
Income from operations	6,462	5,735	19,084	3,802
Other income (expense):
Interest income (expense), net	(35)	155	175	754
Other income (expense), net	(35)	(353)	9	(385)
Total other income (expense)	(70)	(198)	184	369
Income before income taxes	6,392	5,537	19,268	4,171
Income tax expense	272	117	443	689
Net income	$6,120	$5,420	$18,825	$3,482
Net income per share:
Basic	$0.21	$0.19	$0.66	$0.12
Diluted	$0.20	$0.19	$0.63	$0.12
Weighted average common shares outstanding:
Basic	29,006,116	28,069,017	28,616,401	27,886,278
Diluted	30,597,322	28,926,527	30,035,261	28,816,977

(1) Includes stock-based compensation as follows:
Cost of revenue	$212	$250	$972	$995
Sales and marketing	731	612	2,792	2,385
Research and development	460	202	2,168	1,898
General and administrative	1,065	912	4,268	3,698
	$2,468	$1,976	$10,200	$8,976

(2) Includes depreciation and amortization as follows:
Cost of revenue	$1,144	$995	$4,211	$3,942
Sales and marketing	159	168	624	775
Research and development	62	76	257	353
General and administrative	493	291	1,421	1,266
	$1,858	$1,530	$6,513	$6,336

ChannelAdvisor Corporation and Subsidiaries
Consolidated Statements of Cash Flows
(in thousands)

	Year Ended December 31,
	2020	2019
	(unaudited)
Cash flows from operating activities
Net income	$18,825	$3,482
Adjustments to reconcile net income to cash and cash equivalents provided by operating activities:
Depreciation and amortization	6,513	6,336
Bad debt expense	525	1,147
Stock-based compensation expense	10,200	8,976
Deferred income taxes	(39)	531
Other items, net	(829)	118
Changes in assets and liabilities, net of effects from acquisition:
Accounts receivable	(2,143)	361
Prepaid expenses and other assets	(1,728)	892
Deferred contract costs	(2,572)	(3,146)
Accounts payable and accrued expenses	4,270	(2,306)
Deferred revenue	1,284	(3,383)
Cash and cash equivalents provided by operating activities	34,306	13,008
Cash flows from investing activities
Acquisition, net of cash acquired	(8,467)	—
Purchases of property and equipment	(1,704)	(986)
Payment of software development costs	(3,034)	(2,721)
Cash and cash equivalents used in investing activities	(13,205)	(3,707)
Cash flows from financing activities
Repayment of finance leases and debt	(1,808)	(2,209)
Proceeds from exercise of stock options	3,825	974
Payment of statutory tax withholding related to net-share settlement of restricted stock units	(3,294)	(3,389)
Payment of line of credit financing costs	(187)	—
Cash and cash equivalents used in financing activities	(1,464)	(4,624)
Effect of currency exchange rate changes on cash and cash equivalents	123	(77)
Net increase in cash and cash equivalents	19,760	4,600
Cash and cash equivalents, beginning of year	51,785	47,185
Cash and cash equivalents, end of year	$71,545	$51,785

Reconciliation of GAAP Gross Profit and GAAP Gross Margin to Non-GAAP Gross Profit and Non-GAAP Gross Margin
(unaudited; in thousands)
	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Revenue	$40,312	$34,775	$145,072	$129,959

Gross profit (GAAP)	$31,765	$27,643	$114,718	$100,951
Plus: Stock-based compensation expense included within cost of revenue	212	250	972	995
Plus: Non-recurring severance and related costs within cost of revenue	—	—	—	238
Gross profit (Non-GAAP)	$31,977	$27,893	$115,690	$102,184
Gross margin (GAAP)	79%	79%	79%	78%
Gross margin (Non-GAAP)	79%	80%	80%	79%

Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses
(unaudited; in thousands)
	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Operating expenses (GAAP)	$25,303	$21,908	$95,634	$97,149
Less: Stock-based compensation expense included within operating expenses	2,256	1,726	9,228	7,981
Less: Transaction costs in connection with acquisition included within operating expenses	45	—	488	—
Less: Non-recurring severance and related costs within operating expenses	—	344	—	1,071
Operating expenses (Non-GAAP)	$23,002	$19,838	$85,918	$88,097

Reconciliation of GAAP Income from Operations and GAAP Operating Margin to Non-GAAP Income from Operations and Non-GAAP Operating Margin
(unaudited; in thousands)
	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Revenue	$40,312	$34,775	$145,072	$129,959

Income from operations (GAAP)	$6,462	$5,735	$19,084	$3,802
Plus: Stock-based compensation expense	2,468	1,976	10,200	8,976
Plus: Transaction costs in connection with acquisition	45	—	488	—
Plus: Non-recurring severance and related costs	—	344	—	1,309
Income from operations (Non-GAAP)	$8,975	$8,055	$29,772	$14,087
Operating margin (GAAP)	16%	16%	13%	3%
Operating margin (Non-GAAP)	22%	23%	21%	11%

Reconciliation of Net Income to Adjusted EBITDA
(unaudited; in thousands)
	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Net income	$6,120	$5,420	$18,825	$3,482
Adjustments:
Interest (income) expense, net	35	(155)	(175)	(754)
Income tax expense	272	117	443	689
Depreciation and amortization expense	1,858	1,530	6,513	6,336
Total adjustments	2,165	1,492	6,781	6,271
EBITDA	8,285	6,912	25,606	9,753
Stock-based compensation expense	2,468	1,976	10,200	8,976
Transaction costs in connection with acquisition	45	—	488	—
Non-recurring severance and related costs	—	464	—	1,429
Adjusted EBITDA	$10,798	$9,352	$36,294	$20,158

Free Cash Flow Reconciliation
(unaudited; in thousands)
	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Cash and cash equivalents provided by operating activities	$8,321	$5,494	$34,306	$13,008
Less: Purchases of property and equipment	(683)	(230)	(1,704)	(986)
Less: Payment of capitalized software development costs	$(751)	$(749)	(3,034)	(2,721)
Free cash flow	$6,887	$4,515	$29,568	$9,301

Diluted weighted average shares outstanding	30,597,322	28,926,527	30,035,261	28,816,977
Free cash flow per diluted share	$0.23	$0.16	$0.98	$0.32

Adjusted EBITDA Guidance Reconciliation
(unaudited; in millions)
	First Quarter 2021
	Low	High
Net income (estimate)	$1.5	$2.6
Adjustments (estimates):
Interest (income) expense, net	0.1	0.0
Income tax expense	0.2	0.1
Depreciation and amortization expense	1.8	1.7
Total adjustments	2.1	1.8
EBITDA	3.6	4.4
Stock-based compensation expense (estimate)	3.3	2.9
Adjusted EBITDA guidance	$6.9	$7.3